United States
Securities and Exchange Commission
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
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☒   Definitive Proxy Statement
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☐   Soliciting Material Pursuant to §240.14a-12
Virtus Global Multi-Sector Income Fund

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DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
101 Munson Street
Greenfield, MA 01301-9668

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on November 1, 2019
Notice is hereby given that a special meeting of shareholders (the “Special Meeting”) of Duff  & Phelps Select MLP and Midstream Energy Fund Inc., a Maryland corporation (“DSE”), and Virtus Global Multi-Sector Income Fund, a Delaware statutory trust1 (“VGI”) (each, a “Fund” and together, the “Funds”) will be held at the offices of Virtus Investment Partners, Inc., One Financial Plaza, Hartford, CT 06103, on November 1, 2019, at 10:30 a.m. Eastern Time for the following purposes:
1.
To elect five new directors of each Fund in the following manner:

a.
Elect Donald C. Burke as a Class II director of DSE by the holders of DSE’s common and preferred stock, voting together as a single class (“Proposal 1a”);

b.
Elect Sidney E. Harris as a Class II director of DSE by the holders of DSE’s common and preferred stock, voting together as a single class (“Proposal 1b”);

c.
Elect John R. Mallin as a Class II director of DSE by the holders of DSE’s common and preferred stock, voting together as a single class (“Proposal 1c”);

d.
Elect Connie D. McDaniel as a Class III director of DSE by the holders of DSE’s common and preferred stock, voting together as a single class (“Proposal 1d”);

e.
Elect Geraldine M. McNamara as a Class I director of DSE by the holders of DSE’s common and preferred stock, voting together as a single class (“Proposal 1e”);

f.
Elect Donald C. Burke as a Class II trustee of VGI by the holders of VGI’s common stock (“Proposal 1f”);

g.
Elect Sidney E. Harris as a Class II trustee of VGI by the holders of VGI’s common stock (“Proposal 1g”);

h.
Elect John R. Mallin as a Class II trustee of VGI by the holders of VGI’s common stock (“Proposal 1h”);

i.
Elect Connie D. McDaniel as a Class III trustee of VGI by the holders of VGI’s common stock (“Proposal 1i”); and

j.
Elect Geraldine M. McNamara as a Class I trustee of VGI by the holders of VGI’s common stock (“Proposal 1j”).

2.
To transact such other business as may properly come before the Special Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF DIRECTORS (THE “BOARD”) OF EACH FUND, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEE IDENTIFIED IN PROPOSALS 1a THROUGH 1j.

(1)
The members of the Board of Virtus Global Multi-Sector Income Fund are trustees, as that Fund is organized as a statutory trust; however, when referencing any Board members, we will generally refer to them as “Directors,” except when referencing only the trustee nominees for VGI in Proposals 1f through 1j.

August 5, 2019 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope, or vote via the Internet or telephone, after reading the accompanying Joint Proxy Statement.
By Order of Each Fund’s Board of Directors
William Renahan
Secretary
Duff  & Phelps Select MLP and
    Midstream Energy Fund Inc.
Virtus Global Multi-Sector Income Fund
August 30, 2019
Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting

      The Joint Proxy Statement, the Notice of Special Meeting, any accompanying materials, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders (the “Proxy Materials”) are available to you on the Internet at https://www.proxy-direct.com/vir-30868. This web address will be available through the meeting date and adjournments thereof.

      Shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, even if you plan to attend the Special Meeting. Please refer to the website and telephone number indicated on your proxy card for instructions on how to cast your vote. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote by Internet, please visit the website provided on your proxy card and follow the instructions outlined on the secured website. To vote by mail, please complete, sign, date, and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Special Meeting and elect to vote in person.

Instructions for signing proxy cards
The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds of validating your vote if you fail to sign your proxy card(s) properly.
1.
Individual accounts:   Sign your name exactly as it appears in the registration on the proxy card.

2.
Joint accounts:   Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.
All other accounts:   The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

	Registrations	Valid Signature
Corporate Accounts	(1) ABC Corp.	ABC Corp.
	(2) ABC Corp.	John Doe, Treasurer
	(3) ABC Corp. c/o John Doe, Treasurer	John Doe
	(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts	(1) The XYZ partnership	Jane B. Smith, Partner
	(2) Smith and Jones, limited partnership	Jane B. Smith, General Partner
Trust Accounts	(1) ABC Trust	Jane B. Doe, Trustee
	(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts	(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
	(2) Estate of John B. Smith	John B. Smith, Jr., Executor

JOINT PROXY STATEMENT

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
101 Munson Street
Greenfield, MA 01301-9668
1-866-270-7788
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 1, 2019

This Joint Proxy Statement is being furnished in connection with a solicitation of proxies by the Boards of Directors (each, a “Board” and together, the “Boards”) of Duff  & Phelps Select MLP and Midstream Energy Fund Inc. (“DSE”) and Virtus Global Multi-Sector Income Fund (“VGI”) (each, a “Fund” and together, the “Funds”), to be used at a Special Meeting of Shareholders of the Funds, and at any and all adjournments or postponements thereof  (the “Special Meeting”). The Special Meeting is scheduled to be held at the offices of Virtus Investment Partners, Inc., One Financial Plaza, Hartford, Connecticut 06103, on November 1, 2019, at 10:30 a.m. (Eastern Time) to consider the items set forth in the accompanying Notice of Special Meeting of Shareholders and discussed in greater detail elsewhere in this Joint Proxy Statement. Shareholders of record of each Fund at the close of business on August 5, 2019 are entitled to receive notice of and to vote at the Special Meeting.
This Joint Proxy Statement, along with the Notice of Special Meeting of Shareholders and the proxy card, are being mailed to shareholders of record on or about September 6, 2019. It explains what you should know before voting on the proposals. Please read it carefully and keep it for future reference.
At the Special Meeting, shareholders of DSE and VGI will be asked to elect five new directors to serve on the Board of Directors.
PROPOSALS 1a THROUGH 1j: ELECTION OF THE DIRECTOR NOMINEES
At the Special Meeting, shareholders of DSE and VGI will be asked to elect the following directors, each to serve for the remaining term of the respective Class, or until his or her successor has been duly elected and qualified:
Proposal		Fund and Classes of Shareholders Entitled to Vote
1a	Elect Donald C. Burke as a Class II director of DSE	DSE common and preferred stock, voting together as a single class
1b	Elect Sidney E. Harris as a Class II director of DSE	DSE common and preferred stock, voting together as a single class
1c	Elect John R. Mallin as a Class II director of DSE	DSE common and preferred stock, voting together as a single class
1d	Elect Connie D. McDaniel as a Class III director of DSE	DSE common and preferred stock, voting together as a single class
1e	Elect Geraldine M. McNamara as a Class I director of DSE	DSE common and preferred stock, voting together as a single class
1f	Elect Donald C. Burke as a Class II trustee of VGI	VGI common stock
1g	Elect Sidney E. Harris as a Class II trustee of VGI	VGI common stock

Proposal		Fund and Classes of Shareholders Entitled to Vote
1h	Elect John R. Mallin as a Class II trustee of VGI	VGI common stock
1i	Elect Connie D. McDaniel as a Class III trustee of VGI	VGI common stock
1j	Elect Geraldine M. McNamara as a Class I trustee of VGI	VGI common stock
The Special Meeting is scheduled as a joint meeting of the respective shareholders of the Funds because the shareholders of each Fund are expected to consider and vote on similar matters. The Board has determined that the use of a joint proxy statement for the Special Meeting is in the best interest of the shareholders of each Fund. Shareholders of each Fund will vote separately on each of the proposals relating to their respective Fund, and an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation by any other Fund of such proposal if the shareholders of such other Fund approve the proposal.
Background
Each Board is responsible for the overall management of the respective Fund, including general supervision and review of the Fund’s operations. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day affairs. Among other things, the Board generally oversees the management of the Fund and reviews and approves the respective Fund’s advisory and subadvisory contracts and other principal contracts. Each Fund’s Board is divided into three classes, the terms of which are staggered such that each year, the term of office of one class expires.
Effect of the Approval of Proposals 1a through 1j
If each of Proposals 1a through 1j is approved, the respective nominee would be elected as a Director of the applicable Fund, effective as of January 1, 2020. Each Director would serve on the Board for the remaining term of the respective Class, or until his or her successor has been duly elected and qualified.
Additional Information About Proposals 1a Through 1j
The holders of DSE’s common stock and preferred stock will each have equal voting rights (i.e., one vote per share) and will vote together as a single class with respect to Proposals 1a through 1e.
The holders of VGI’s common stock will have equal voting rights (i.e., one vote per share) and will vote as a single class with respect to Proposals 1f though 1j.
Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Director Nominees.
Background and additional information concerning the current Directors and the Director Nominees is set forth in the tables that follow. The Director who is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of each Fund is indicated by an asterisk(*). Independent Directors are those who are not interested persons of  (i) the Funds, (ii) the Funds’ investment advisers (Virtus Alternative Investment Advisers, Inc. and Virtus Investment Advisers, Inc. (each, an “Adviser” and together, the “Advisers”)) or subadvisers (Duff  & Phelps Investment Management Co., Newfleet Asset Management, LLC and Rampart Investment Management Company, LLC (each, a “Subadviser” and together, the “Subadvisers”)), or (iii) a principal underwriter of the Funds, and who satisfy the requirements contained in the definition of  “independent” as defined in the 1940 Act (the “Independent Directors”).

INFORMATION ABOUT THE NOMINEES AND CONTINUING DIRECTORS
Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Director(3)	Other Directorships/ Trusteeships Held During Past Five Years
Class I Directors
Independent Directors
Geraldine M. McNamara Year of Birth: 1951	Nominee	Nominee term expires at the 2022 Annual Meeting	Retired.	71	Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (56 portfolios).
James B. Rogers, Jr. Year of Birth: 1942	Director	Class I Director of DSE and VGI since 2016, terms expire at the 2022 Annual Meeting	Private investor (since 1980).	4	Director (since 2018), Quantum Digital Asset Management Pte Ltd.; Director (since 2018), Sirius International Insurance Group Ltd.; Director (since 2018), Ananti Inc.; Director (2018 to 2019), Ocean Capital Advisors LLC Director (since 2017), JSC AgroGard-Finance; Director (2016 to 2018), Crusader Resources Limited; Director (since 2014), Sinofortune Financial Holdings Limited; Director (since 2014), PJSC Phos Agro; Director (since 2012), Spanish Mountain Gold Limited; Director (since 2012), Geo Energy Resources Limited; Director (since 2009), 2009 Holdings Pte Ltd.; Chairman (since 2007), Beeland Enterprises Inc.; Director (since 2007), Beeland Holdings Pte Ltd.; Chairman (since 1990), Beeland Interests (Media and Investments); Director (since 1986), Virtus Total Return Fund Inc.; and Director (since 1988), Virtus Global Dividend & Income Fund Inc.

Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Director(3)	Other Directorships/ Trusteeships Held During Past Five Years
R. Keith Walton Year of Birth: 1964	Director	Class I Director of DSE and VGI since 2016, terms expire at the 2022 Annual Meeting	Senior Adviser (since 2018), Vatic Labs, LLC and Plexo, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Partner/Chief Administrative Officer (since 2006), Global Infrastructure; Vice President, Strategy (2013 to 2017), Arizona State University; Vice President – Global Government Affairs (2010 to 2013), Alcoa	4	Director (since 2004), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.; Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Limited Funds; Trustee (2014 to 2017), AZ Service.
Brian T. Zino Year of Birth: 1952	Director	Class I Director of DSE (elected solely by shareholders of preferred shares voting as a single class) and VGI since 2016; terms expire at the 2022 Annual Meeting	Various roles at J. & W. Seligman & Co. Incorporated (1982 to 2008) including President (1994 to 2008)	4	Director (since 2014), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.; and Trustee (since 2011), Bentley University.
Class II Directors
Independent Directors
Donald C. Burke Year of Birth: 1960	Nominee	Nominee term expires at the 2020 Annual Meeting	Retired.	71	Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).

Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Director(3)	Other Directorships/ Trusteeships Held During Past Five Years
Sidney E. Harris Year of Birth: 1949	Nominee	Nominee term expires at the 2020 Annual Meeting	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	67	Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (since 1999) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
John R. Mallin Year of Birth: 1950	Nominee	Nominee term expires at the 2020 Annual Meeting	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (since 2014), Counselors of Real Estate.	67	Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc.
					(non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
William R. Moyer Year of Birth: 1944	Director	Class II Director of DSE since 2014 and VGI since 2011; terms expire at the 2020 Annual Meeting	Private investor (since 2004); Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer)	4	Director (since 2017), Virtus Total Return Fund Inc.; Director (since 2016), Virtus Global Dividend & Income Fund Inc.; Trustee (2013 to 2016), Virtus Alternative Solutions Trust; and Director and Treasurer (since 1986), CT Invention Convention.
James M. Oates Year of Birth: 1946	Director	Class II Director of DSE (elected solely by shareholders of preferred shares voting as a single class) since 2014 and VGI since 2011, terms expire at the 2020 Annual Meeting	Managing Director (since 1984), Wydown Group (consulting firm).	71	Trustee (since 2016) Virtus Variable Insurance Trust (8 portfolios); Director (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Chairman (2005 to 2017) and Trustee (since 2005), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive

Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Director(3)	Other Directorships/ Trusteeships Held During Past Five Years
					Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (56 portfolios).
Class III Directors
Independent Directors
Connie D. McDaniel Year of Birth: 1958	Nominee	Nominee term expires at the 2021 Annual Meeting	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); Vice President and Controller (1999 to 2007), The Coca-Cola Company.	67	Trustee (since 2017), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2014), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.
Philip R. McLoughlin Year of Birth: 1946	Director and Chairman	Class III Director of DSE since 2014 and VGI since 2011, terms expire at the 2021 Annual Meeting	Private investor (since 2010)	75	Director and Chairman (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1996), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (56 portfolios).

Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Director(3)	Other Directorships/ Trusteeships Held During Past Five Years
Interested Director
George R. Aylward* Year of Birth: 1964	Director, President and Chief Executive Officer	Class III Director of DSE since 2014 and VGI since 2011, terms expire at the 2021 Annual Meeting	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005).	73	Chairman and Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Director, President and Chief Executive Officer (since 2006),Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.; and Trustee and President (since 2006), Virtus Mutual Fund Family (56 portfolios).
Advisory Board Members(4)
Advisory Members
Thomas J. Brown Year of Birth: 1945	Advisory Member	Advisory Member effective 2020, term expires in 2021	Retired.	67	Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (8 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Hassell H. McClellan Year of Birth: 1945	Advisory Member	Advisory Member effective 2020, term expires in 2021	Retired.	67	Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Mutual Fund Family (56 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); and Trustee (since 2008), Virtus Variable Insurance Trust (8 portfolios).

Name, Year of Birth and Address(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Director(3)	Other Directorships/ Trusteeships Held During Past Five Years
Richard E. Segerson Year of Birth: 1946	Advisory Member	Advisory Member effective 2020, term expires in 2022	Retired.	67	Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (8 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (56 portfolios).
William H. Wright II Year of Birth: 1960	Advisory Member	Advisory Member since 2016, term expires in 2019	Retired.	4	Managing Director, Investment Banking (1982 to 2010), Morgan Stanley.

*
Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Advisers, and various positions with its affiliates.

(1)
The business address of each current Director is c/o (the applicable Fund), 101 Munson Street, Suite 104, Greenfield, MA 01301.

(2)
Each Director currently serves a one to three-year term concurrent with the class of Directors for which he or she serves.

(3)
The “Virtus Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which an Adviser or an affiliate of an Adviser, including the Subadvisers, serves as investment adviser.

(4)
Advisory Board Members serve as the members of each Fund’s Advisory Board. Mr. Wright was appointed to one three-year term that expires in 2019, Messrs. Brown and McClellan were appointed to terms that expire on January 1, 2021, and Mr. Segerson was appointed to a term that expires on January 1, 2022. Advisory Board Members are not voting members of any of the Funds’ Boards of Directors and they provide advice to the Boards, as requested.

Director and Director Nominee Qualifications
Each Board has determined that each Director and Director Nominee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve as a Director were the following: (i) personal and professional background, (ii) educational background, (iii) financial expertise, (iv) ability, judgment, attributes and expertise, (v) availability and commitment to attend meetings and perform the responsibilities of a Director; and (vi) familiarity with the Fund or its service providers. In respect of each Director and Director Nominee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Director of the Fund.
Following is a summary of various qualifications, experiences and skills of each Director and Director Nominee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the experience, qualifications, attributes and skills of a Director and Director Nominee do not constitute the holding out of any Director or Director Nominee as being an expert under Section 7 of the 1933 Act, or the rules and regulations of the SEC.
George R. Aylward.   In addition to his positions with the Fund, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Advisers. He also holds various executive positions with the Advisers, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director of other closed-end funds managed by the Advisers and their affiliates.
Donald C. Burke.   Mr. Burke, currently retired, has extensive experience with mutual funds, including as president and Chief Executive Officer of a major fund complex, and subsequently as an independent trustee of another major fund complex. He also has extensive knowledge of the utility industry, derived from his service on the board of a public company involved in the production, transmission and distribution of energy. He is also a director/trustee of several open-end and closed-end funds managed by the Advisers and their affiliates.
Sidney E. Harris.   Dr. Sidney Harris has extensive knowledge of best practices in executive management, familiarity with international business practices and expertise in corporate strategy implementation, risk management, technology, asset management compliance and investments. Dr. Harris is currently Professor and Dean Emeritus at the J. Mack Robinson College of Business at Georgia State University. He has been affiliated with the J. Mack Robinson College of Business since 1997, serving as Professor (1997 to 2014) and Dean (1997 to 2004). Most recently, Dr. Harris was Professor of Computer Information Systems, Management and International Business. Prior to joining Georgia State University, Dr. Harris was Professor (1987 to 1996) and former Dean (1991 to 1996) of the Peter F. Drucker Graduate School of Management at Claremont Graduate University (currently Peter F. Drucker and Masotoshi Ito Graduate School of Management). He served as Independent Trustee of the RidgeWorth Funds Board of Trustees (2004 to 2017) and as Independent Chairman (2007 to 2017). He served as a member of the RidgeWorth Funds Governance and Nominating Committee (2004 to 2017) and Audit Committee (2006 to 2017). Dr. Harris previously served on the Board of Transamerica Investors (1995 to 2005). Dr. Harris is a Director of Total System Services, Inc. He serves on the Board of Directors of KIPP Metro Atlanta, served as Chairman of the International University of the Grand-Bassam (IUGB) Foundation (2012 to 2017), and serves on the Board of Directors of the International University of the Grand-Bassam (IUGB) Foundation (since 2012). Dr. Harris also serves as a Trustee of the Mutual Funds Directors Forum (since 2019).
John R. Mallin.   Mr. Mallin is a real estate partner and former practice group leader for the Real Property Practice Group at McCarter & English LLP. During his career, he has been involved in all aspects of real estate development and financial transactions related to real estate. Mr. Mallin also has oversight and corporate governance experience as a director, including as a chair, of non-profit entities. Mr. Mallin is also a trustee of several other open-end funds managed by the Advisers.
Connie D. McDaniel.   Ms. McDaniel, currently retired, has extensive domestic and international business experience, particularly with respect to finance, strategic planning, risk management and risk assessment functions. She is retired from The Coca-Cola Company, where she served as Vice President and Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President, Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), and held various management positions (1989 to 1999). While at The Coca-Cola Company, Ms. McDaniel chaired that company’s Ethics and Compliance Committee (2009 to 2013) and developed a knowledge of corporate governance matters. Prior to The Coca-Cola Company, she was associated with Ernst & Young (1980 to 1989). Ms. McDaniel served as Independent Trustee of the RidgeWorth Funds Board of Trustees from 2005 to 2017. She was Chairman of the RidgeWorth Funds Audit Committee (2008 to 2017), designated Audit Committee Financial Expert (2007 to 2017) and a member of the RidgeWorth Funds Governance and Nominating Committee (2015 to 2017). Ms. McDaniel is also a Director of Total System Services, Inc. and currently serves as Chair of the Georgia State University Robinson College of Business Board of Advisors.
Philip R. McLoughlin.   Mr. McLoughlin has an extensive legal, financial and asset management background. In 1971, he joined Phoenix Investment Partners, Ltd. (then, Phoenix Equity Planning Corp.), the predecessor of Virtus as Assistant Counsel with responsibility for various compliance and legal functions. During his tenure, Mr. McLoughlin assumed responsibility for most functions in the firm’s advisory, broker-dealer and fund management operations, and eventually ascended to the role of President. Mr. McLoughlin then served as General Counsel, and later Chief Investment Officer, of Phoenix Mutual Life Insurance Company, the parent company of Phoenix Investment Partners. Among other functions, he served as the senior management liaison to the boards of directors of the insurance company’s mutual funds and closed-end funds, and had direct oversight responsibility for the funds’ portfolio managers. In 1994, Mr. McLoughlin was named Chief Executive Officer of Phoenix Investment Partners, and continued in that position, as well as Chief Investment Officer of Phoenix Mutual Life Insurance Company, until his retirement in 2002.
Geraldine M. McNamara.   Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara has experience in advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors may have. Ms. McNamara is also a trustee of several open-end and closed-end funds managed by the Advisers and their affiliates.
William R. Moyer.   Mr. Moyer has substantial experience in the asset management and accounting industries. Previously, he served for a number of years as Executive Vice President and Chief Financial Officer of the company that is predecessor to what is now Virtus and its affiliates. Mr. Moyer also is a certified public accountant and has an extensive background in accounting matters relating to investment companies.
James M. Oates.   Mr. Oates was instrumental in the founding of a private global finance, portfolio management and administration company, and he has also served in executive and director roles for various types of financial services companies. He also previously served as chief executive officer of two banks, and holds an MBA. Mr. Oates also has experience as a director of other publicly traded companies and has served for a number of years as a trustee of a large family of mutual funds unaffiliated with the Funds.
James B. Rogers, Jr.   Mr. Rogers brings significant financial and economic experience to the Board, and provides innovative business insight to assist the Board and its committees. Mr. Rogers co-founded the Quantum Fund, is the author of several books, and also is a financial commentator worldwide.
R. Keith Walton. Mr. Walton’s business and legal background, and his extensive service with other boards, provide valuable insight to the Board and its committees regarding corporate governance and best practices. He is an honors graduate of Yale College and the Harvard Law School.
Brian T. Zino.   Mr. Zino’s extensive mutual fund, financial and business background and years of service as a director of a large non-affiliated family of both open- and closed-end funds bring valuable skills and business judgment to the Board and its committees. Mr. Zino is also a certified public accountant and has an extensive background in accounting matters relating to investment companies.
Required Vote
The election of Nominees to the Board of VGI requires a majority of the votes cast on the matter by the shareholders of that Fund at the Special Meeting, provided a quorum is present.
The election of the Nominees to the Board of DSE requires a plurality of the votes cast on the matter by the holders of shares of the Fund’s common shares and preferred shares voting together as a single class present in person or represented by proxy at the Special Meeting, provided a quorum is present.
Please also see the information contained below under the heading “Further Information Regarding Directors and Officers.”
The Funds’ Boards, including the Independent Directors, unanimously recommend that shareholders vote “FOR” the election of the Director Nominees in Proposals 1a through 1j of the Special Meeting.
Signed but unmarked proxies will be voted in accordance with the Board’s recommendation.

FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS
Leadership Structure of the Board of Directors
The primary responsibility of each Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the respective Adviser, the Subadvisers, and other service providers which have been approved by the Board. Generally, the Board acts by majority vote of all the Directors, including a majority vote of the Independent Directors if required by applicable law.
In addition to four regularly scheduled meetings per year, each Board expects to hold special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, each Board has established standing committees to assist each Board in performing its oversight responsibilities, and each such committee has a chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate.
Mr. McLoughlin serves as Chairman of each Board. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Fund’s service providers, officers, legal counsel, and the other Directors. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Fund’s Charter and/or Bylaws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
Each Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Directors and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Director due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc., and (b) the passage of time. The same is true for Mr. Moyer, who previously served as Chief Financial Officer and Executive Vice President of the company that is now Virtus. Because of this balance, it is believed that Mr. McLoughlin and Mr. Moyer each have the ability to provide independent oversight of the Fund’s operations within the context of his detailed understanding of the perspective of the Adviser and the Fund’s other service providers. The Board, therefore, considers leadership by Mr. McLoughlin (and service by Mr. Moyer) as enhancing the Board’s ability to provide effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests.
Each Board also believes that having a super-majority of Independent Directors is appropriate and in the best interest of the Fund’s shareholders. Nevertheless, each Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently the President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Advisers who provide services to the Funds, provides the Board with the Adviser’s perspective in managing and sponsoring other Virtus registered Funds as well as the perspective of other service providers to the Funds. The leadership structure of each Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.
Board’s Role in Risk Oversight
As a registered investment company, each Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, each Board oversees the management of each Fund’s risk management structure by each of the

Fund’s Adviser, Subadvisers, administrator, officers and others. The responsibility to manage the Funds’ risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties. Each Board then considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of each Board and its committees, and within the context of any ad hoc communications with the Funds’ service providers and officers. The Fund’s Adviser, Subadvisers, administrator, officers and legal counsel prepare regular reports to each Fund’s Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.
Each Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Fund and representatives of the Subadvisers meet with each Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks.
Each Board receives regular written reports from the Funds’ Chief Financial Officer (“CFO”) that enable the Board to monitor the number of fair valued securities in each Fund’s portfolio; and Board members have the ability to discuss with the CFO the reasons for the fair valuation and the methodology used to arrive at the fair value. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Funds’ independent auditors in connection with the review of the results of the audit of the Funds’ year-end financial statements.
Each Board also receives regular compliance reports prepared by the compliance staff of the Adviser and the Subadvisers, and meets regularly with the Funds’ Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Directors meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser, provide the Board with reports on their examinations of functions and processes within the Adviser and the Subadvisers that affect the Funds. The Board also adopts compliance policies and procedures for the Funds and approves such procedures as appropriate for certain of the Funds’ service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
In connection with its annual review of each Fund’s advisory, subadvisory and administration agreements, each Board reviews information provided by the Adviser, the Subadvisers and administrator relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.
Each Board recognizes that it is not possible to eliminate all of the risks applicable to a Fund. The Board periodically reviews the effectiveness of its oversight of the Fund and any other funds overseen by the Board, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
Committees of the Board
Each Board has established a number of standing committees to oversee particular aspects of each Fund’s management. These are:
Audit Committee.   Each Board has adopted a written charter for each Fund’s audit committee (the “Audit Committee”). The Audit Committee is responsible for overseeing each Fund’s accounting and auditing policies and practices. The Audit Committee reviews each Fund’s financial reporting procedures, system of internal control, the independent audit process, and each Fund’s procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is currently composed entirely of Independent Directors, who are also considered “independent” for purposes of the listing standards of the NYSE. The Audit Committee’s current members are Philip R. McLoughlin, William R. Moyer, James M. Oates, James B. Rogers, Jr., R. Keith Walton and Brian T. Zino. Mr. Zino is the Audit Committee’s Chairman. The Board has determined that Mr. Zino possesses the technical attributes to qualify as an “audit committee financial expert,” and has designated Mr. Zino as the Audit Committee’s financial expert.

In accordance with proxy rules promulgated by the SEC, the Fund’s Audit Committee charter is available at: https://www.virtus.com/assets/files/17c/vcef-audit-committee-charter.pdf.
Compliance Committee.   Each Board has adopted a written charter for each Fund’s compliance committee (“Compliance Committee”). The Compliance Committee assists the Board in its oversight role with respect to Fund compliance matters. It reviews the information provided by the Funds’ management and Chief Compliance Officer in accordance with its business judgment.
The Compliance Committee is currently composed entirely of Independent Directors. The Compliance Committee’s current members are Philip R. McLoughlin, William R. Moyer, James M. Oates, James B. Rogers, Jr., R. Keith Walton and Brian T. Zino. The Compliance Committee’s Chairman is Mr. Walton.
Investment Committee.   Each Board has adopted a written charter for each Fund’s investment committee (“Investment Committee”). The Investment Committee assists the Board in its oversight role with respect to the investment performance of the Funds. It (i) monitors and reviews the investment performance of the Funds and (ii) reviews the investment-related issues and activities involving the investment adviser and subadvisers to the Funds, including investment strategy and investment personnel.
The Investment Committee is currently composed entirely of Independent Directors. The Investment Committee’s current members are Philip R. McLoughlin, William R. Moyer, James M. Oates, James B. Rogers, Jr., R. Keith Walton and Brian T. Zino. Mr. Rogers is Chairman of the Investment Committee.
Nominating and Governance Committee.   Each Board has adopted a written charter for each Fund’s nominating and governance committee (the “Nominating and Governance Committee”). The Nominating and Governance Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Directors, including as Independent Directors, and annually evaluating the Board and Committees.
The Nominating and Governance Committee considers candidates for directorship and makes recommendations to each Board with respect to such candidates. There are no specific required qualifications for directorship. The committee considers all relevant qualifications of candidates for directorship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Director. Each Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for directorship in this context.
Each Board has adopted a policy for consideration of Director nominations recommended by shareholders. With regards to such policy, among other requirements, any shareholder group submitting a nomination must beneficially own, individually or in the aggregate, for at least two full years prior to the date of submitting the nomination, and through the date of the meeting at which such nomination is considered, more than 4% of the shares of a class of the Fund for which the Director nominee is submitted. Shareholder nominees for Director will be given the same consideration as any other candidate provided the nominee meets certain minimum requirements.
The Nominating and Governance Committee is currently composed entirely of Independent Directors; its current members are Philip R. McLoughlin, William R. Moyer, James M. Oates, James B. Rogers, Jr., R. Keith Walton and Brian T. Zino. Mr. Oates is the Nominating and Governance Committee’s Chairman.
In accordance with proxy rules promulgated by the SEC, the Fund’s Nominating and Governance Committee charter is available at:
https://www.virtus.com/assets/files/17b/nominating_committee_charter.pdf.

Executive Committee.   Each Board has adopted a written charter for each Fund’s executive committee (the “Executive Committee”). The Executive Committee facilitates the efficient management of the Funds. The Executive Committee is composed entirely of Independent Directors and its members are Philip R. McLoughlin and R. Keith Walton. Mr. McLoughlin is the Executive Committee’s Chairman.
Non-Director Officers of the Funds
The officers of the Funds are appointed by the Board. The officers receive no compensation from the Funds, but are also officers of Virtus or the Funds’ administrator, and receive compensation in such capacities. Information about George R. Aylward, the President of the Funds, can be found above within the description of the Directors’ background.
Name, Year of Birth and Address(1)	Position held with the Fund and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Francis G. Waltman YOB: 1962	Executive Vice President (since 2013) and Senior Vice President (2011 to 2013), VGI; and Executive Vice President (since 2014), DSE).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2006); Executive Vice President (since 2013), Senior Vice President (2008 – 2013), various Virtus-affiliated funds.
W. Patrick Bradley YOB: 1972	Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), and Chief Financial Officer and Treasurer (since 2011), VGI; and Executive Vice President (since 2016), Senior Vice President (2014 to 2016), and Chief Financial Officer and Treasurer (since 2014), DSE.	Executive Vice President, Fund Services (since 2016) and Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 – 2016), Vice President (2011 to 2013), and Chief Financial Officer and Treasurer (since 2004), various Virtus-affiliated funds.

Name, Year of Birth and Address(1)	Position held with the Fund and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Nancy J. Engberg YOB: 1956	Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), VGI; and Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), DSE.	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2010 – 2017), and Chief Compliance Officer (since 2011), various Virtus-affiliated funds.
William Renahan YOB: 1969	Vice President, Chief Legal Officer, and Secretary (since 2012) VGI and (since 2014) DSE.	Senior Managing Director and Chief Compliance Officer (since 2019), Duff & Phelps Investment Management Co.; Vice President, Chief Legal Officer, and Secretary (since 2012), various Virtus-affiliated closed-end funds; Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; and a Managing Director (1999 – 2012), Legg Mason, Inc. and predecessor firms.
Peter Batchelar YOB: 1970	Senior Vice President (since 2017) and Vice President (2016 to 2017).	Senior Vice President, Product Development (since 2017), and Vice President, Product Development (2008 to 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) with Virtus affiliates; Senior Vice President (since 2017), and Vice President (2008 to 2017), various Virtus-affiliated funds.
Julia R. Short YOB: 1972	Senior Vice President since 2018.	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), various Virtus-affiliated funds; and Managing Director, Product Manager (2004 – 2017), RidgeWorth Investments.

(1)
The business address of each officer is c/o Virtus Investment Partners, Inc., One Financial Plaza, Hartford, CT 06103.

(2)
Term of office is at the discretion of the Board or until a successor has been duly elected and qualified.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require, among other persons, the officers and Directors of the Funds, Advisers and certain affiliates of the Advisers (“Reporting Persons”) to file reports of ownership of each Fund’s securities and changes in such ownership with the SEC and the NYSE. Reporting Persons are also required by such regulations to furnish the Funds with copies of all Section 16(a) forms they file.
Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Funds and representations of certain Reporting Persons, each Fund believes that all required Section 16(a) ownership reports were filed during its most recent fiscal year.

Information about the Funds’ Independent Registered Public Accountant
The 1940 Act requires that each Fund’s independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Fund. In addition, the listing standards of the NYSE vest the Audit Committee, in its capacity as a committee of the Board, with responsibility for the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm. The Funds’ financial statements for the year ended November 30, 2018 have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. Representatives of PwC are not expected to be present at the Special Meeting.
Audit Committee Report
In connection with the audit of the Funds’ financial statements for the fiscal year ended in 2018, the Audit Committee: (1) reviewed and discussed each Fund’s 2018 audited financial statements with management, (2) discussed with the independent auditors the matters required to be discussed by applicable standards adopted by the Public Company Accounting Oversight Board, (3) received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and (4) discussed with the independent accountant its independence. Based on the foregoing reviews and discussions, the Audit Committee recommended to the Boards that each Fund’s audited financial statements be included in each Fund’s Annual Report to Shareholders for the fiscal year ended in 2018.
The Audit Committee
Philip R. McLoughlin
William R. Moyer
James M. Oates
James B. Rogers, Jr.
R. Keith Walton
Brian T. Zino (chairman)
The Audit Committee’s Pre-Approval Policies and Procedures
The Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by each Audit Committee. Each Audit Committee must also approve other non-audit services provided to each of the Funds and those non-audit services provided to the Funds’ affiliated service providers that relate directly to the operations and financial reporting of the Funds. Certain of these non-audit services that the Board believes are (i) consistent with the SEC’s auditor independence rules and (ii) routine and recurring services that will not impair the independence of the independent auditors may be approved by a Board without consideration on a specific case-by-case basis.
During the fiscal year ended November 30, 2018, all audit, audit-related, tax and non-audit services provided by the Funds’ independent registered public accounting firm to the Advisers or Subadvisers, or any entity controlling, controlled by, or under common control with the Advisers or Subadvisers, were pre-approved by each Fund’s Audit Committee.

Fees
The aggregate fees paid to PwC in connection with each Fund’s annual audit for fiscal years 2018 and 2017 were as follows:
	DSE		VGI
	Fiscal year ended November 30, 2018	Fiscal year ended November 30, 2017	Fiscal year ended November 30, 2018	Fiscal year ended November 30, 2017
Audit Fees	$34,760	$43,777	$24,380	$29,922
Audit-Related Fees*	$3,781	$2,411	$3,781	$2,411
Tax Fees**	$99,339	$89,766	$3,239	$3,200
Aggregate Non-Audit Fees***	$0	$0	$0	$0

*
“Audit-Related Fees” are those related to performance of the audit and review of the Fund’s financial statements not disclosed under “Audit Fees.”

**
For VGI, “Tax Fees” are those primarily associated with review of the Fund’s tax provision and Regulated Investment Company qualification in connection with audits of the Fund’s financial statements, review of year-end distributions by the Fund to avoid excise tax, periodic discussion with management on tax issues affecting the Fund, and reviewing and signing the Fund’s federal income and excise tax returns. For DSE, “Tax Fees” are primarily associated with the Fund’s compliance with being a C Corporation.

***
Includes all other non-audit fees.

All of the services described in the table above were approved by each Fund’s Audit Committee pursuant to its policies and procedures.
The aggregate non-audit fees billed by PwC for services rendered to DSE, its Adviser, and any entity controlling, controlled by, or under common control with its Adviser that provides ongoing services to DSE for each of the last two fiscal years were $103,120 for 2018 and $92,177 for 2017. All of the services described in the tables above were approved by DSE’s Audit Committee pursuant to its policies and procedures.
The aggregate non-audit fees billed by PwC for services rendered to VGI, its Adviser, and any entity controlling, controlled by, or under common control with its Adviser that provides ongoing services to VGI for each of the last two fiscal years were $7,020 for 2018 and $5,611 for 2017. All of the services described in the tables above were approved by VGI’s Audit Committee pursuant to its policies and procedures.
With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ last two fiscal years on behalf of  (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves. There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.
Shareholder Communications to the Directors
The Board has adopted the following procedures for shareholders and other interested persons to send communications to the Board. Shareholders and other interested persons may mail written communications to the full Board, to committees of the Board or to specified individual Directors in care of the applicable Fund, 101 Munson Street, Greenfield, MA 01301. All such communications received by the Fund will be forwarded to the full Board, the relevant Board committee or the specified individual Director, as applicable, except that the Fund may, in good faith, determine that a communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

Beneficial Ownership of Securities
As of the Record Date, the Fund’s Directors and executive officers, as a group, owned less than 1% of DSE’s preferred shares and the Funds’ outstanding common shares. As of July 15, 2019, the current Directors and the Director Nominees owned common shares of the Fund in the following amounts:
Name of Director	Dollar Range of Equity Securities in DSE	Dollar Range of Equity Securities in VGI	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Directors in Family of Registered Investment Companies*
Independent Directors
Philip R. McLoughlin	$1 – $10,000	$50,001 – $100,000	Over $100,000
William R. Moyer	$10,001 – $50,000	$10,001 – $50,000	Over $100,000
James M. Oates	$50,001 – $100,000	$0	Over $100,000
James B. Rogers, Jr.	$1 – 10,000	$10,001 – $50,000	$50,001 – $100,000
R. Keith Walton	$0	$0	$50,001 – $100,000
Brian T. Zino	$10,001 – $50,000	$10,001 – $50,000	Over $100,000
Director Nominees
Donald C. Burke	$0	$0	Over $100,000
Sidney E. Harris	$0	$0	Over $100,000
John R. Mallin	$0	$0	Over $100,000
Connie D. McDaniel	$0	$0	Over $100,000
Geraldine M. McNamara	$1 – $10,000	$0	Over $100,000
Interested Director
George R. Aylward	$10,001 – $50,000	$10,001 – $50,000	Over $100,000

*
The term, “Family of Registered Investment Companies”, means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

Board and Committee Meetings
The Fund has not established a policy with respect to Director attendance at annual meetings. Eight meetings of the Board were held during the year ended December 31, 2018.
Five meetings of the Audit Committee, three meetings of the Nominating and Governance Committee, four meetings of the Compliance Committee, four meetings of the Investment Committee and three meetings of the Executive Committee were held during the year ended December 31, 2018.
During the year ended December 31, 2018, each Director attended at least 75% of all full Board meetings and committee meetings of which such Director was a member.

Director Compensation
The following table provides information regarding the compensation of the Independent Directors for the year ended December 31, 2018:
Independent Directors	Aggregate Compensation from DSE	Aggregate Compensation from VGI	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex(1)
Philip R. McLoughlin	$27,187	$32,883	N/A	N/A	$736,500
William R. Moyer	$22,168	$26,811	N/A	N/A	$132,500
James M. Oates	$23,004	$27,823	N/A	N/A	$437,500
James B. Rogers, Jr.	$23,004	$27,823	N/A	N/A	$137,500
R. Keith Walton	$27,187	$32,881	N/A	N/A	$162,500
Brian T. Zino	$24,175	$29,239	N/A	N/A	$144,500
Advisory Member
William H. Wright II	$12,715	$15,378	N/A	N/A	$76,000

(1)
The “Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Fund’s Adviser or an affiliate of the Adviser, including the Subadvisers, serves as investment adviser.

ADDITIONAL INFORMATION ABOUT THE SPECIAL MEETING AND THE FUNDS
Further Information About Voting and the Special Meeting
For purposes of the Special Meeting, the presence in person or by proxy of shareholders entitled to vote a majority of DSE’s common shares and preferred shares voting together as a single class will constitute a quorum for purposes of Proposals 1a through 1e and of VGI’s common shares for purposes of Proposals 1f through 1j.
Instructions regarding how to vote via telephone or the Internet are included on the proxy card. The required control number for Internet and telephone voting is printed on the proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date.
If you wish to attend the Special Meeting and vote in person, you will be able to do so. If you intend to attend the Special Meeting in person and you are a record holder of any of the Funds’ shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.
All shares represented by properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Special Meeting, your shares will be voted at the proxies’ discretion.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Funds, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Special Meeting or by attending and voting at the Special Meeting. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy.
The Board has fixed the close of business on August 5, 2019 as the record date for the determination of shareholders of the Funds entitled to notice of, and to vote at, the Special Meeting. Shareholders of the Funds on that date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share with no cumulative voting rights.
Expenses and Proxy Solicitation
The Funds will bear the expense of the Special Meeting, including preparation, printing and mailing of the enclosed form of proxy, accompanying Notice of Special Meeting and this Proxy Statement. Each Fund will bear such expenses in proportion to their relative aggregate net asset value, except for mailing expenses, which are paid by each Fund based on its actual mailing expenses to its shareholders. Each Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of that Fund’s common shares. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Funds and/or Advisers, or their affiliates. The Funds’ officers will not receive any additional compensation for such solicitation. The Funds will bear 100% of solicitation costs, if any.
Advisers and Subadvisers
Virtus Investment Advisers, Inc. (“VIA”) acts as investment adviser to VGI. Virtus Alternative Investment Advisers, Inc. (“VAIA”) serves as DSE’s investment adviser. The Advisers are responsible for overseeing the investment management and administration services provided to each of the Funds. The Advisers are located at One Financial Plaza, Hartford, CT 06103. VIA has delegated the day-to-day portfolio management of VGI to two Subadvisers: Newfleet Asset Management, LLC and Rampart Investment Management Company, LLC, both of which are located at One Financial Plaza, Hartford, CT 06103. VAIA has delegated the day-to-day portfolio management of DSE to one Subadviser: Duff  & Phelps Investment Management Co., located at 200 South Wacker Drive, Suite 500, Chicago, IL 60606. Each Subadviser is an affiliate of Virtus.
Administrator
Virtus Fund Services, LLC (the “Administrator” or “Virtus Fund Services”), serves as the administrator for the Funds. The Administrator’s principal business office is located at One Financial Plaza, Hartford, CT 06103. All of the Administrator’s outstanding equity interests are owned by Virtus.

Principal Shareholders
As of August 5, 2019, to the best of each Fund’s knowledge, no person beneficially owns more than five percent of the outstanding shares of each Fund’s common shares or DSE’s preferred shares other than as listed in the below table. This information is primarily based on publicly available Schedule 13D and 13G disclosures filed with the SEC.
Preferred Shares of DSE	Massachusetts Mutual Life Insurance Company C/O Barings LLC 1500 Main Street – Suite 2200 PO Box 15189 Springfield, MA 01115-5189	880,000	62.86%
Preferred Shares of DSE	The Guardian Life Insurance Company of America Attn: Timothy Powell Investment Department 9-A 7 Hanover Square New York, NY 10004-2616	520,000	37.14%
Common Shares of DSE	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	4,145,361	15.82%
Common Shares of DSE	Advisor Asset Management, Inc. 18925 Base Camp Road Monument, CO 80132	1,327,438	5.06%
Important Notice Regarding Internet Availability of Proxy Materials for Special Meeting
This Joint Proxy Statement, the Notice of Special Meeting, any accompanying materials, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders (the “Proxy Materials”) are available to you on the Internet at https://www.proxy-direct.com/vir-30868. This web address will be available through the meeting date and adjournments thereof.
No Dissenters’ Rights
Shareholders have no rights under applicable law or either Fund’s charter and/or Bylaws to exercise dissenters’ rights of appraisal with respect to any of the matters to be voted upon at the Special Meeting.
Deadline for Shareholder Proposals
In accordance with Rule 14a-8 under the 1934 Act, shareholder proposals intended to be presented at the 2020 Annual Meeting of Shareholders must be received by the respective Fund no later than 5:00 p.m., Eastern Time, on December 18, 2019 in order to be considered for inclusion in the Fund’s Proxy Statement and form of Proxy relating to that meeting; provided, however, that in the event that the Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. In addition, each Fund’s Bylaws provide that if a shareholder of record entitled to vote desires to bring proposals (including Director nominations) before the 2020 Annual Meeting, written notice of such proposals as prescribed in the Bylaws must be received by the Fund’s Secretary, 101 Munson Street, Greenfield, MA 01301-9668 no later than 5:00 p.m. Eastern Time on December 18, 2019.
For additional requirements, shareholders may refer to the Bylaws, a current copy of which may be obtained without charge upon request from the Fund’s Secretary. If the Fund does not receive timely notice pursuant to the Bylaws, the proposal will be excluded from consideration at the meeting.

Other Matters
The proxy holders have no present intention of bringing before the Special Meeting for action any matters other than those specifically referred to above, nor has the management of the Funds any such intention. Neither the proxy holders nor the management of the Funds is aware of any matters which may be presented by others. If any other business properly comes before the Special Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.
Adjournment
If a quorum is not present in person or by proxy at the time the Special Meeting is called to order, or there are not sufficient votes to approve a proposal, the chairperson of the Special Meeting may, with respect to that proposal, adjourn the Special Meeting if the chairperson determines that an adjournment and further solicitation is reasonable and in the interest of shareholders. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.
By Order of each Fund’s Board of Directors
William Renahan
Secretary
Duff  & Phelps Select MLP and
    Midstream Energy Fund Inc.
Virtus Global Multi-Sector Income Fund
August 30, 2019

EVERY VOTE IS IMPORTANTEASY VOTING OPTIONS::Please detach at perforation before mailing.PROXY CARD VIRTUS GLOBAL MULTI-SECTOR INCOME FUNDSPECIAL MEETING OF SHAREHOLDERSTO BE HELD ON NOVEMBER 1, 2019THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints W. Patrick Bradley, William Renahan and Francis G. Waltman, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held at the offices of Virtus Investment Partners, Inc., One Financial Plaza, Hartford, CT 06103 on November 1, 2019 at 10:30 a.m., Eastern Time, and at any and all adjournments thereof  (the “Meeting”), to vote all shares of Virtus Global Multi-Sector Income Fund, which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Global Multi-Sector Income Fund.This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement for the Meeting.VOTE VIA THE INTERNET: www.proxy-direct.comVOTE VIA THE TELEPHONE: 1-800-337-3503To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.VGI_30868_082019

EVERY VOTE IS IMPORTANTImportant Notice Regarding the Availability of Proxy Materials for theSpecial Shareholder Meeting to Be Held on November 1, 2019The Proxy Statement is available at:https://www.proxy-direct.com/vir-30868IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARDPlease detach at perforation before mailing.TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A ProposalsThe Board of Trustees recommends a vote “FOR” the following nominees in proposals 1f, 1g, 1h, 1i and 1j.1f.Election of Trustee (Class II):01.Donald C. Burke1g.Election of Trustee (Class II):01.Sidney E. Harris1h.Election of Trustee (Class II):01.John R. Mallin1i.Election of Trustee (Class III):01.Connie D. McDaniel1j.Election of Trustee (Class I):01.Geraldine M. McNamara2.Transact such other business as may properly come before the Meeting, or any adjournments, postponements or delays thereof.B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date BelowNote: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.Date (mm/dd/yyyy) Please print date belowSignature 1 Please keep signature within the boxSignature 2 Please keep signature within the boxScanner bar code xxxxxxxxxxxxxx VGI1 30868 M xxxxxxxx